United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

I. Available Funds
------------------
Total Principal Payments Received
   Full Prepayments Received                                                         1,674,848.62
  Scheduled Principal Payments Received and Partial Prepayments                      1,442,940.67
                                                                                ------------------
Total Principal Payments Received                                                                       3,117,789.29
Interest Payments Received                                                             522,924.22
Supplemental Servicing Fees Collected                                                    1,883.43
                                                                                ------------------
                                                                                                          524,807.65
                                                                                                   ------------------
Total  Payments Attributed to Receivables                                                               3,642,596.94
Policy Claim Amount                                                                             -
Pre-Funding Earnings                                                                     2,690.81
Monthly Capitalized Interest Amount                                                     30,145.51
Income From Collection Account Eligible Investments                                        151.90
Recoveries On Previously Liquidated Receivables                                                 -
Liquidation Proceeds                                                                            -
Recoveries From Insurance / Warranties                                                          -
Repurchase Amount of Purchased Receivables                                             109,447.14
Total Other Cash Sources                                                                                  142,435.36
                                                                                                   ------------------
Total Available Funds before Spread Account                                                             3,785,032.30
Beginning Spread Account Balance                                                        90,001.34
Spread Account Income                                                                       17.30
Spread Account Deposit                                                                 452,093.60
Spread Account Deposit Prefunding #2                                                            -
Total Available Spread Account Funds                                                                     542,112.24
                                                                                                   -----------------
                                   Total Available Funds                                               4,327,144.55
                                                                                                   =================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

II. Distributions
-----------------

A.  Priority of Distributions *                                               Amount Paid From  Deficiency Amount Paid     Shortfall
-------------------------------                                                  Collections      from Spread Account
1 a. Basic Servicing Fee                         1.00%                            60,000.89                  -                   -
  b. Lock Box Fee                                                                         -                  -                   -
  c. Supplemental Servicing fees                                                   1,883.43
2 a. Backup Servicer Fee                         N/A                               3,600.05                  -                   -
  b. Trust Collateral Agent Fee                                                    2,400.04                  -                   -
  c. Owner Trustee Fee                           $4,000.00 (paid by invoice)         333.33                  -                   -
  d. Custodial Fees                                                                       -
3.  Class A Interest Payment Amount                                               84,840.27                  -
     Class A-1                                                                    13,194.44                  -                   -
     Class A-2                                                                    46,312.50                  -                   -
     Class A-3                                                                    25,333.33                  -                   -
4.  Class A Principal Payment Amount             94% Class A Note Factor       3,162,691.70                  -
     Class A-1                                                                 3,162,691.70                  -                   -
     Class A-2                                                                            -                  -                   -
     Class A-3                                                                            -                  -                   -
5.  Note Insurer Payment                         0.45%                            17,188.99                  -                   -
                                                                                              -----------------
6.  Required Deposit to Spread Account                                           452,093.60                  -          316,708.80
7.  Class B Interest Payment Amount                                                       -                               3,562.50
8.  Class B Principal Payment Amount                                                      -                              64,544.73
10. Excess Funds to Certificate Holders                                       (3,247,531.97)
                                                                            ----------------
                                   Total Disbursements                         3,785,032.30     $ 3,785,032.30
                                                                            ----------------  =================

* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

III. Note Balances
------------------
Class A-1 Original Balance                                                    10,000,000.00
Class A-1 Beginning Balance                                                   10,000,000.00
Class A-1 Principal Reduction                                                 (3,162,691.70)
                                                                            ----------------
Class A-1 Ending Balance                                                                             $6,837,308.30
                                                                                                   ================

Class A-2 Original Balance                                                    27,000,000.00
Class A-2 Beginning Balance                                                   27,000,000.00
Class A-2 Principal Reduction                                                             -
Class A-2 Ending Balance                                                                            $27,000,000.00
                                                                                                   ================

Class A-3 Original Balance                                                    12,000,000.00
Class A-3 Beginning Balance                                                   12,000,000.00
Class A-3 Principal Reduction                                                             -
Class A-3 Ending Balance                                                                            $12,000,000.00
                                                                                                   ================

Class B Original Balance                                                         500,000.00
Class B Beginning Balance                                                        500,000.00
Class B Principal Reduction                                                               -
                                                                            ----------------
Class B Ending Balance                                                                                $ 500,000.00
                                                                                                   ================

IV. Spread Account
------------------
Beginning Balance                                                                 90,001.34
Income From Eligible Investments                                                      17.30
Deposits                                                                         452,093.60

Spread Account Required Amount                                                 1,310,931.94
Spread Account (Shortfall)/Excess                                               (768,819.70)
Release of Excess To The Certificate Holder                                               -
                                                                            ----------------
Ending Balance                                               0.016541                                 $ 542,112.24
                                                                                                   ================

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                 89,290.32
Interest Earned                                                                       17.16
Monthly Capitalized Interest Amount Transferred to
  Collection Account                                                              30,145.51
Overfunded Capatilzed Interest                                                    29,996.41
Required Balance                                                                  29,165.55
                                                                            ----------------
Excess                                                                                                         $ -
                                                                                                   ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

VI. Pre-Funded Amount
---------------------
Beginning Balance                                                                               13,999,465.02
Plus: Pre-Funding Earnings                                                                           2,690.81
Less: Pre-Funding Distributions                                                                      2,690.81
                                                                                              ----------------
Ending Balance                                                                                                  $ 13,999,465.02
                                                                                                                ================


VII. Receivables Performance

A.  General Information                                                         Units              Dollars
-----------------------                                                         -----              -------

Beginning Balance                                                                    3,204      36,000,534.98

Scheduled Principal Payments Received and Partial Prepayments                                  (1,442,940.67)
Full Prepayments Received                                                                      (1,674,848.62)
Repurchased  Receivables                                                                         (109,447.14)
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                      -                  -
Principal Balance of Other Liquidated Receivables                                                           -
Cram Down Losses                                                                                            -
New Loans                                                                                                   -
                                                                           ----------------   ----------------
Ending Balance                                                                       3,031      32,773,298.55
                                                                           ================   ================

Initial Pool Balance                                                                 3,204      36,000,534.98
                                                                                              ================
Prefunding #1                                                                            -                  -
Prefunding #2                                                                            -                  -   $ 36,000,534.98
                                                                                                                ================

Weighted Average Original Maturity                                                                      53.95
Weighted Average Remaining Term                                                                         45.51
Weighted Average Coupon                                                                                9.077%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

B.  Delinquency
---------------
                                                                               No. Of            Principal          % of Rec.
                                                                             Receivables          Balance            Balance
                                                                           ----------------   ----------------  ----------------
31 - 60 Days Delinquent                                                                 10             78,183              0.24
61 - 90 Days Delinquent                                                                  1              6,365              0.02
                                                                           ----------------   ----------------  ----------------
  Total                                                                                 11        $ 84,547.80              0.26
                                                                           ================   ================  ================

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
   Principal Balance of Defaults (Current Month)                                                                              -

Cumulative Defaults                                                                                                           -
                                                                                                                ================
Cumulative Default Ratio                                                                                                      -
                                                                                                                ================

D. Net Loss Information
-----------------------
                                                                                                                   Principal/
Current Period Net Loss                                                                                            (Proceeds)
                                                                                                                ----------------
Principal Balance of Repossessed Vehicles Sold During
  Collection Period                                                                                                           -
50 % of Purchased Contracts Delinquent Greater Than 30 days                                                                   -
Cram Down Losses                                                                                                              -
Liquidation Proceeds                                                                                                          -
Recoveries From Insurance / Warranties                                                                                        -
Other Recoveries                                                                                                              -
                                                                                                                ----------------
   Total                                                                                                                      -
                                                                                                                ================

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                                           -
Current Months  Net Loss                                                                                                      -
50% of Defaulted Contracts in Current Month                                                                                   -
                                                                                                                ----------------
Cumulative Net Loss                                                                                                           -
                                                                                                                ================
Cumulative Net Loss Ratio                                                                                                     -
                                                                                                                ================

F. Deferments
-------------
# of Current Period Deferments                                                                              -                 -
                                                                                              ================  ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

VIII. Triggers
--------------

A. Calculations
---------------                                                                                   Second             Third
                                                                              Preceding         Preceding          Preceding
                                                                              Collection        Collection         Collection
Delinquency Ratio                                                               Period            Period             Period
-----------------                                                          ----------------   ----------------  ----------------
Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                         $ 84,547.80                $ -                 -
Divided By: Ending Aggregate Principal Balance                             $ 32,773,298.55                $ -                 -

                                                                           ----------------   ----------------  ----------------
Delinquency Ratio                                                                    0.26%                N/A               N/A
                                                                           ================   ================  ================

                                                                           ----------------   ----------------  ----------------
Average For The Three Preceding Collection Periods                                                                        0.26%
                                                                                                                ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

                                                                                    Second             Third
                                                                Preceding         Preceding          Preceding
                                                                Collection        Collection         Collection
Default Ratio                                                     Period            Period             Period
-----------------                                            ----------------   ----------------  ----------------
Principal Balance of all Defaulted Receivables                           $ -               $ -                  -
Divided By: Beginning Aggregate Principal Balance
  less Previous Defaults                                     $ 36,000,534.98               $ -                  -
                                                             ----------------   ----------------  ----------------
Default Ratio                                                          0.00%                N/A               N/A
                                                             ================   ================  ================
                                                                                                                    --------------
                                                                                                                        1.015000%
                                                                                                  ----------------  ==============
Average For The Three Preceding Collection Periods                                                              -       0.000000%
                                                                                                  ================


                                                               During The           Second             Third
                                                               Preceding           Preceding         Preceding
                                                               Collection          Accounting        Accounting
Net Loss Ratio                                                   Period               Date              Date
--------------                                               ----------------   ----------------  ----------------

Principal Balance Of Liquidated Receivables                              $ -                $ -                 -
Less: Liquidation Proceeds And Recoveries Received                         -                  -                 -
Plus: Cram Down Losses                                                     -                  -                 -
                                                             ----------------   ----------------  ----------------
Net Losses                                                               $ -                $ -                 -
                                                             ================   ================  ================

Divided By: Beginning Aggregate Principal Balance less
  Previous Defaults                                          $ 36,000,534.98                $ -                 -
                                                             ----------------   ----------------  ----------------

Net Loss Ratio                                                         0.00%                N/A               N/A
                                                             ================   ================  ================

                                                                                                  ----------------
Average For The Three Preceding Collection Periods                                                              -
                                                                                                  ================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

B. Triggers In Effect
---------------------
                                                                  Actual          Performance     Event of Default
                                                                  Ratio              Test              Test
                                                             ----------------   ----------------  ----------------
1.  Average Delinquency Ratio                                          0.26%              6.00%              0.08
                                                             ================   ================  ================

2.  Annualized Default Ratio                                           0.00%             14.00%              0.16
                                                             ================   ================  ================

3.  Annualized Net Loss Ratio                                          0.00%              8.50%              0.10
                                                             ================   ================  ================


5.  Lock Box Collections                                          Actual
                                   Month End                      Ratio             Trigger                          In Compliance
                                                             ----------------   ----------------                    ---------------
                                                 1                    82.60%             80.00%                           Yes


United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate
Distribution Date:     October 15, 2002
Collection Period:     August 1, 2002  -  September 30, 2002
No Days in Collection Period                              61

6.  Reserve/Trigger Events                                      Occurrences       Deemed Cured
                                                             ----------------   ----------------
          Reserve Event                                                   No                N/A
          Trigger Event                                                   No                N/A
          Servicer Termination Event                                      No

7.  The Collection Period Above Corresponds To Month No.                  17
                                                             ================





            Executed by:
                         --------------------------------------
                         Vice President Operations
                   Date:
                         --------------------------------------